April 5, 2010

Dear Shareholder:

The Board of Trustees (the “Board”) of BlackRock FundsSM (the “Trust”) is pleased to announce the reorganization (the “Reorganization”) of BlackRock Aurora Portfolio (“Aurora”), a portfolio of the Trust, with BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), also a portfolio of the Trust. We sometimes refer to Aurora and Mid-Cap Value Equity as a “Fund” and together, as the “Funds.” The portfolio surviving the Reorganization, Mid-Cap Value Equity, will be referred to herein as the “Combined Fund”. The Reorganization, which does not require your approval, will close during the second quarter of 2010 and is described in more detail in the attached Combined Prospectus/Information Statement. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

Aurora and Mid-Cap Value Equity have substantially similar investment objectives and follow similar investment strategies. Currently, the Funds are managed by the same portfolio managers and their investment portfolios overlap significantly. We anticipate that the Reorganization will result in benefits to the shareholders of Aurora as discussed more fully in the Combined Prospectus/Information Statement. As a general matter, we believe that the Reorganization will provide you with a similar investment objective to seek capital appreciation, with lower gross expenses and other portfolio management efficiencies.

The Board has concluded that the Reorganization is in the best interests of the Funds and their respective shareholders. In approving the Reorganization, the Board considered, among other things, the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the compatibility of the investment objectives and policies of the Funds; expected expense ratios for shareholders as a result of the Reorganization; comparison of management fee rates for the Funds and the Combined Fund; the costs of the Reorganization, which, for both Funds, will be borne by BlackRock Advisors, LLC (“BlackRock Advisors”), investment adviser to the Funds; and the tax-free nature of the Reorganization. Aurora shareholders should, however, be aware that distributions to Aurora shareholders prior to the Reorganization of investment company taxable income and net realized capital gain, if any, will be taxable to shareholders.

In the Reorganization, each shareholder of Aurora will receive shares of Mid-Cap Value Equity of the same class as the shares of Aurora the shareholder currently owns, which will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in Aurora and will be subject to identical sales charges, distribution fees and service fees. Aurora will then cease operations and dissolve as a separate portfolio of the Trust. Shareholders of Aurora will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

As always, we appreciate your support.

Sincerely,

ANNE F. ACKERLEY

President and Chief Executive Officer

BlackRock Aurora Portfolio, a portfolio of BlackRock FundsSM

BlackRock Mid-Cap Value Equity Portfolio, a portfolio of BlackRock FundsSM

100 Bellevue Parkway, Wilmington, DE 19809

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following questions and answers provide an overview of key features of the proposed Reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q:	What is this document and why did we send this document to you?

A:

This is a Combined Prospectus/Information Statement that provides you with information about the reorganization (“Reorganization”) between BlackRock Aurora Portfolio (“Aurora”), a portfolio of BlackRock FundsSM (the “Trust”), which is a Massachusetts business trust, and BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), also a portfolio of the Trust. Mid-Cap Value Equity pursues an investment objective and investment policies similar to those of Aurora. If the proposed Reorganization is completed, you will become a shareholder of Mid-Cap Value Equity and Aurora will be terminated, dissolved and liquidated as a portfolio of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the proposed Reorganization and for a more complete description of Mid-Cap Value Equity.

On February 23, 2010, the Board of Trustees (the “Board”) on behalf of each of Aurora and Mid-Cap Value Equity approved and declared advisable the Reorganization of Aurora with Mid-Cap Value Equity. The purpose of the Reorganization is to combine two similar funds to eliminate redundancies and achieve certain operating efficiencies. The Funds have similar investment objectives and policies and are managed by the same portfolio management team. In addition, both Funds have experienced a reduction in asset size over the past few years. BlackRock believes that combining the two Funds is in the best interests of the Funds and their shareholders and may result in certain potential benefits as a result of the Combined Fund’s larger net asset size. You are receiving this Combined Prospectus/Information Statement because you owned shares of Aurora as of March 22, 2010, the record date. The Reorganization does not require approval by shareholders of either Aurora or Mid-Cap Value Equity.

Shareholders may contact the Funds at (800) 441-7762 or write to the Funds at:

BlackRock FundsSM

100 Bellevue Parkway

Wilmington, Delaware 19809

Q:	How will the Reorganization affect me?

A:	Mid-Cap Value Equity will acquire all of the assets and certain stated liabilities of Aurora and Aurora shareholders will receive the same class of shares of Mid-Cap Value Equity as those held in Aurora (as indicated in the table below) with an aggregate net asset value equal to the aggregate net asset value of the shares of Aurora that they owned immediately prior to the Reorganization.

If you hold Aurora shares	You will receive Mid-Cap Value Equity shares
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Institutional	Institutional
Class R	Class R1

[1]	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

Q:	Will I own the same number of shares of Mid-Cap Value Equity as I currently own of Aurora?

A:

No, you will receive shares of Mid-Cap Value Equity with the same aggregate net asset value as the shares of Aurora you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset values of the shares of Aurora and Mid-Cap Value Equity as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the closing of the Reorganization

(“Valuation Time”). Thus, if as of the Valuation Time the net asset value of an Investor A share of Mid-Cap Value Equity is lower than the net asset value of an Investor A share of Aurora, you will receive a greater number of shares of Mid-Cap Value Equity in the Reorganization than you held in Aurora before the Reorganization. On the other hand, if the net asset value of an Investor A share of Mid-Cap Value Equity is higher than the net asset value of an Investor A share of Aurora, you will receive fewer shares of Mid-Cap Value Equity in the Reorganization than you held in Aurora before the Reorganization. The aggregate net asset value of your Mid-Cap Value Equity shares immediately after the Reorganization will be the same as the aggregate net asset value of your Aurora shares immediately prior to the Reorganization.

Q:	Who will advise the combined fund (“Combined Fund”) once the Reorganization is completed?

A:	BlackRock Advisors, LLC (“BlackRock Advisors”) will serve as the Combined Fund’s investment adviser. The portfolio managers who currently run the day-to-day operations of each of Aurora and Mid-Cap Value Equity will manage the Combined Fund following the Reorganization.

Q:	How do operating expenses payable by Mid-Cap Value Equity compare to those payable by Aurora?

A:	After the Reorganization, as shareholders in the Combined Fund, shareholders of Aurora are expected to experience a lower management fee rate, lower gross annual operating expense ratios and (except for Class R shares) lower net annual operating expense ratios (after giving effect to the contractual fee waivers in place) than prior to the Reorganization. With respect to Aurora Class R shares, after giving effect to the contractual fee waivers in place after the Reorganization and excluding acquired fund fees and expenses, the net annual operating expense ratio of Class R shares of the Combined Fund will be equal to the net annual operating expense ratio of Class R shares of Aurora prior to the Reorganization.

		Total Annual Operating Expense Ratio (including Interest Expense and Acquired Fund Fees and Expenses)
	Total Net Assets as of September 30, 2009	Excluding contractual waivers, if applicable	Including contractual waivers, if applicable
Aurora
Investor A	$319,656,461	1.60%	1.48%[1]
Investor B	$44,974,092	2.56%	2.26%[1]
Investor C	$64,812,314	2.40%	2.26%[1]
Institutional	$47,963,777	1.28%	1.08%[1]
Class R	$1,038,232	1.86%	1.65%[1]

Mid-Cap Value Equity
Investor A	$395,762,577	1.51%	1.30%[2]
Investor B	$41,196,107	2.38%	2.07%[2]
Investor C	$92,140,977	2.39%	2.07%[2]
Institutional	$165,710,324	1.16%	0.98%[2]
Class R3	—	1.76%	1.76%[2]

Combined Fund[1]
Investor A	$715,419,038	1.51%	1.30%[2]
Investor B	$86,170,199	2.44%	2.07%[2]
Investor C	$156,953,291	2.35%	2.07%[2]
Institutional	$213,674,101	1.17%	0.98%[2]
Class R	$1,038,232	1.79%	1.66	%[2] ,4

[1]

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Aurora’s Total Annual Operating Expenses after any applicable contractual waivers (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.48% (for Investor A shares), 2.26% (for Investor B and Investor C shares), 1.08% (for Institutional shares) and 1.65% (for Class R shares) of average daily net assets until February 1, 2011. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees (the “Trustees”) of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Mid-Cap Value Equity’s Total Annual Fund Operating Expenses after applicable contractual waivers (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.29% (for Investor A shares), 2.06% (for Investor B and Investor C shares), 0.97% (for Institutional shares) and 2.04% (for Class R shares) of average daily net assets until February 1, 2011. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. This expense cap agreement will be applicable to the Combined Fund after the Reorganization.

[3]	Currently Mid-Cap Value Equity does not have Class R shares outstanding but will issue Class R shares in the Reorganization.
[4]

BlackRock Advisors has agreed to waive and/or reimburse fees or expenses on a contractual basis following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets until February 1, 2021. On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges, service and distribution fees?

A:	The service and distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Investor A, Investor B, Investor C, Institutional and Class R shares of each Fund are identical and are illustrated in the chart below. The sales charges, service fees and distribution fees for each class of Aurora shares are identical to the sales charges, service fees and distribution fees that would be experienced by the shareholders of the Combined Fund except that the Aurora shares are subject to a 2.00% redemption fee on the redemption or exchange of shares within 30 days of purchase and the Mid-Cap Value Equity shares are not subject to any redemption fee.

The sales charges and the 12b-1 fees of the Combined Fund will be identical to those shown below.

	Front-end Sales Charge	Service Fee and/or Distribution Fee	CDSC
Investor A	5.25%	0.25%	A CDSC of 1.00% may be imposed on investments of $1 million or more if redeemed within eighteen months.

Investor B	None	1.00%	A CDSC of up to 4.50% may be imposed on investments if redeemed within less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years, decreasing to 0.0% after six years.

Investor C	None	1.00%	A CDSC of 1.00% may be imposed on investments if redeemed within one year.

Institutional	None	None	None

Class R1	None	0.50%	None

[1]	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	What will I have to do to open an account in Mid-Cap Value Equity?

A:	An account will be set up in your name and your Aurora shares automatically will be converted into shares of Mid-Cap Value Equity. We will send you written confirmation when this change has taken place.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, Aurora will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of Mid-Cap Value Equity or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of Mid-Cap Value Equity in connection with the Reorganization.

It is likely that a portion of the portfolio assets of Aurora will be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and Aurora’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to Aurora’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, it is unlikely that such sales will generate capital gain or other taxable distributions prior to the Reorganization or compromise the tax-free status of the Reorganization. In addition, prior to the Reorganization Aurora will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Who will pay for the Reorganization?

A:	BlackRock Advisors will bear the Reorganization costs of both Aurora and Mid-Cap Value Equity. The Reorganization expenses include legal fees, audit fees, fees and expenses relating to the preparation and filing of regulatory documents, and expenses of preparing and distributing the combined prospectus/information statement, statement of additional information and supplements.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC and redemption fees.

Q:	Why is no shareholder action necessary?

A:	A vote of the shareholders of neither Aurora nor Mid-Cap Value Equity is required to approve the Reorganization. The Trust’s Declaration of Trust provides that the Board may combine two portfolios of the Trust (such as in this instance Aurora and Mid-Cap Value Equity) without a shareholder vote if the Trustees reasonably determine that such combination will not have a materially adverse affect on any shareholders of either portfolio.

In addition, under Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), a vote of shareholders of Aurora is not required if as a result of the Reorganization (i) there is no policy of Aurora that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of Mid-Cap Value Equity; (ii) Mid-

Cap Value Equity’s advisory contract is not materially different from that of Aurora; (iii) the non-interested Trustees overseeing Aurora who were elected by its shareholders will comprise a majority of the Board overseeing Mid-Cap Value Equity who are not interested persons of Mid-Cap Value Equity; and (iv) after the Reorganization, Mid-Cap Value Equity will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by Aurora under such a plan.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the second quarter of 2010.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. Direct shareholders may contact the Funds at (800) 441-7762.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

v

(This page intentionally left blank.)

INFORMATION STATEMENT FOR

BLACKROCK AURORA PORTFOLIO OF

BLACKROCK FUNDSSM

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

PROSPECTUS FOR

BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO OF

BLACKROCK FUNDSSM

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of Aurora Portfolio (“Aurora”), a series of BlackRock FundsSM (the “Trust”). As provided in the Reorganization Agreement, Aurora will be reorganized into Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), also a series of the Trust (the “Reorganization”). Aurora and Mid-Cap Value Equity are each referred to herein as a “Fund” and, together, as the “Funds”. The portfolio surviving the reorganization, Mid-Cap Value Equity, will be referred to herein as the “Combined Fund”.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders.

Mid-Cap Value Equity will acquire substantially all of the assets and certain stated liabilities of Aurora in exchange for Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity. Immediately after receiving the Mid-Cap Value Equity shares, Aurora will distribute these shares to its shareholders in exchange for their shares of Aurora. Aurora shareholders will receive the same class of shares of Mid-Cap Value Equity with the same letter designation and a net asset value equal to the net asset value of the Aurora shares they held prior to the Reorganization. After such distribution, Aurora will be terminated, dissolved and liquidated as a separate portfolio of the Trust. When the Reorganization is complete, shareholders of Aurora will be shareholders of Mid-Cap Value Equity and Mid-Cap Value Equity will continue to operate as a separate portfolio of the Trust.

This Combined Prospectus/Information Statement sets forth the information shareholders of Aurora should know before the Reorganization and constitutes an offering of shares of Mid-Cap Value Equity. Please read it carefully and retain it for future reference.

The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	A Statement of Additional Information dated April 5, 2010 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	The prospectus relating to the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora, dated January 29, 2010, as supplemented (the “Aurora Prospectus”);

•	The Statement of Additional Information relating to Aurora, dated January 29, 2010, as supplemented (the “Aurora SAI”);

•	The Annual Report to Shareholders of Aurora for the fiscal year ended September 30, 2009; and

•	The Statement of Additional Information relating to Mid-Cap Value Equity dated January 29, 2010, as supplemented (the “Mid-Cap Value Equity SAI”).

The following documents each have been filed with the SEC, and are incorporated herein by reference (each legally form a part of) and also accompany this Combined Prospectus/Information Statement:

•

The prospectus relating to the Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity dated January 29, 2010, as supplemented (the “Mid-Cap Value Equity Prospectus”); and

•	The Annual Report to Shareholders of Mid-Cap Value Equity for the fiscal year ended September 30, 2009 (the “Mid-Cap Value Equity Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Mid-Cap Value Equity Prospectus will apply to the Investor A, Investor B, Investor C, Institutional and Class R shares to be issued by Mid-Cap Value Equity in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

If you wish to request the Reorganization SAI, please ask for the “Mid-Cap Value Equity/Aurora Reorganization SAI.” The Reorganization SAI together with copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock FundsSM

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is April 5, 2010.

ii

Fund/Class	Ticker Symbol
Aurora
Investor A	SSRAX
Investor B	SSRPX
Investor C	SSRDX
Class R	SSRRX
Institutional	SSRCX

Mid-Cap Value Equity
Investor A	BMCAX
Investor B	BMCVX
Investor C	BMCCX
Class R	—
Institutional	CMVIX

iii

iv

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, a business trust organized under the laws of the Commonwealth of Massachusetts, is an open-end management investment company registered with the SEC. Aurora and Mid-Cap Value Equity are each organized as separate portfolios of the Trust. The investment objective of Aurora is to provide shareholders with high total return consisting principally of capital appreciation. The investment objective of Mid-Cap Value Equity is to provide shareholders with long-term capital appreciation.

BlackRock Advisors, LLC (“BlackRock Advisors”) is the investment adviser for Mid-Cap Value Equity and Aurora and will serve as the investment adviser for the Combined Fund. Anthony Forcione and Kate O’Connor are the portfolio managers and are jointly and primarily responsible for the day-to-day management of Mid-Cap Value Equity, including setting Mid-Cap Value Equity’s overall investment strategy and overseeing management. They also currently serve as portfolio managers for Aurora. Mr. Forcione and Ms. O’Connor will continue in their roles for the Combined Fund following the Reorganization.

Shares of Aurora and Mid-Cap Value Equity may be purchased through their distributor, BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock Advisors.

The Proposed Reorganization

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of Aurora and Mid-Cap Value Equity, has approved the Reorganization Agreement. The Reorganization Agreement provides for:

•	the transfer of substantially all of the assets and certain stated liabilities of Aurora to Mid-Cap Value Equity in exchange for shares of Mid-Cap Value Equity;

•	the distribution of such shares to Aurora’s shareholders; and

•	the liquidation, termination and dissolution of Aurora as a separate portfolio of the Trust.

If the proposed Reorganization is completed, Mid-Cap Value Equity will acquire substantially all of the assets and certain stated liabilities of Aurora, and shareholders of Aurora will receive the same class of shares as they hold in Aurora, Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity, in each case with an aggregate net asset value equal to the aggregate net asset value of the Aurora shares that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization has been proposed because BlackRock Advisors believes that it is no longer feasible to manage Aurora as a separate portfolio of BlackRock Funds. The assets of Aurora have been decreasing over time and the prospects for growth are small. BlackRock Advisors does not currently offer a second small/mid-cap value fund or any small/mid-cap core funds, but believes that Mid-Cap Value Equity is an appropriate fit with Aurora. Mid-Cap Value Equity and Aurora both seek to provide capital appreciation, follow a value investment style and are managed by the same portfolio managers. The Funds also have substantial portfolio overlap. The net assets of Aurora are smaller than the net assets of Mid-Cap Value Equity and Mid-Cap Value Equity has better overall long-term performance than Aurora. Aurora shareholders will have lower management fee rates and generally lower gross and net annual operating expense ratios (after giving effect to the contractual fee waivers currently in effect or to be implemented) as described more fully below. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders. As a result, BlackRock Advisors believes investors would benefit from becoming shareholders of Mid-Cap Value Equity.

In approving the Reorganization Agreement, the Board, on behalf of Aurora, including the Independent Trustees, determined that the Reorganization is in the best interests of Aurora and that the interests of the shareholders of Aurora will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on February 23, 2010.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

The review of the investment objectives, policies and strategies of Aurora and Mid-Cap Value Equity. See “Comparison of Aurora and Mid-Cap Value Equity—Investment Objectives and Principal Investment Strategies.”

•	The relative performance histories of each Fund. See “Comparison of Aurora and Mid-Cap Value Equity—Performance History.”

•	The expectation that the Combined Fund resulting from the completion of the Reorganization will achieve certain operating efficiencies from its larger net asset size.

•

The expectation that the shares of the Combined Fund to be received by Aurora shareholders in the Reorganization (as indicated in the table below) will have lower management fees as a percentage of average daily net assets and lower gross annual operating expense ratios and (except for Class R shares) lower net annual operating expense ratios (after giving effect to the contractual fee waivers in place) than the gross and net annual operating expense ratios of Aurora shares held by Aurora shareholders prior to the Reorganization. With respect to Aurora Class R shares, after giving effect to the contractual fee waivers in place after the Reorganization and excluding acquired fund fees and expenses, the net annual operating expense ratio of Class R shares of the Combined Fund will be equal to the net annual operating expense ratio of Class R shares of Aurora prior to the Reorganization.

•

The fact that Aurora shareholders will pay no sales charges in connection with the Reorganization. The service fees, distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Investor A, Investor B, Investor C, Institutional and Class R shares of each Fund are identical and will remain the same for the Combined Fund except that there is a 2.00% redemption fee on Aurora shares redeemed or exchanged within 30 days of purchase. Mid-Cap Value Equity shares are not subject to a redemption fee. The table below indicates the front-end sales load, service and distribution fees and CDSC applicable to each class of shares of the Funds.

	Front-end Sales Charge	Service Fee and/or Distribution Fee	CDSC
Investor A	5.25%	0.25%	A CDSC of 1.00% may be imposed on investments of $1 million or more if redeemed within eighteen months.

Investor B	None	1.00%	A CDSC of 4.50% may be imposed on investments if redeemed within one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years, decreasing to 0.0% after six years.

Investor C	None	1.00%	A CDSC of 1.00% may be imposed on investments if redeemed within one year.

Institutional	None	None	None

Class R1	None	0.50%	None

[1]	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of Mid-Cap Value Equity by former shareholders of Aurora, unless the shareholder is eligible for a sales charge reduction or waiver.

•

The fact that the Reorganization is expected to be a tax-free transaction and therefore there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization. In addition, prior to the Reorganization, Aurora will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

The fact that the asset base of Aurora is not expected to grow from its current level of approximately $460,071,352 as of December 31, 2009, and that Mid-Cap Value Equity has better long-term performance. Mid-Cap Value Equity’s total assets as of December 31, 2009 were approximately $727,055,400.

•	The potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

The Board, on behalf of Aurora, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of Aurora and that the interests of the shareholders of Aurora will not be diluted with respect to net asset value as a result of the Reorganization. The Board, on behalf of Mid-Cap Value Equity, concluded that completion of the Reorganization is advisable and in the best interests of Mid-Cap Value Equity and that the interests of the shareholders of Mid-Cap Value Equity will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

A vote of the shareholders of neither Aurora nor Mid-Cap Value Equity is required to approve the Reorganization. The Trust’s Declaration of Trust provides that the Board may, without the vote of shareholders, combine two portfolios of the Trust (such as in this instance Aurora and Mid-Cap Value Equity), if the Trustees reasonably determine that such combination will not have a materially adverse affect on any shareholders of either portfolio.

In addition, under Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), a vote of shareholders of Aurora, as the target fund, is not required if as a result of the Reorganization (i) there is no policy of Aurora that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of Mid-Cap Value Equity; (ii) Mid-Cap Value Equity’s advisory contract is not materially different from that of Aurora; (iii) the non-interested Trustees overseeing Aurora who were elected by its shareholders will comprise a majority of the Trustees of the Board overseeing Mid-Cap Value Equity who are not interested persons of Mid-Cap Value Equity; and (iv) after the Reorganization, Mid-Cap Value Equity will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by Aurora under such a plan.

Investment Objectives and Principal Investment Strategies

The Funds have similar though not identical investment objectives and strategies. The Combined Fund’s principal investment strategies will be those of Mid-Cap Value Equity. See “Comparison of Aurora and Mid-Cap Value Equity—Investment Objectives and Principal Investment Strategies” below and each Fund’s prospectus for more information.

For both Funds the primary investment objective is to seek capital appreciation. Both Funds pursue a value investing style to achieve their investment objective. The Funds focus on investments in companies of different but overlapping market capitalizations. Aurora invests at least 80% of its total assets in equity securities issued by small and mid-capitalization companies, while Mid-Cap Value Equity generally will invest at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Aurora reserves the right to invest up to 20% of its total assets in other types of securities which may include other types of stocks, such as large-capitalization stocks and growth stocks, and debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities (“bonds”). Both Funds may also invest some or all of their assets in high quality money market securities as a temporary defensive strategy or pending investments.

Both Funds may invest in shares of companies through IPOs and REITs. Both Funds may invest in derivatives.

For additional information on risks, see “Comparison of Aurora and Mid-Cap Value Equity—Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix  A.

Fees and Expenses

Substantially all of the assets and certain stated liabilities of Aurora will be combined with those of Mid-Cap Value Equity and Aurora shareholders will receive either Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity, as described above under “Proposed Reorganization.”

Fee Table of Aurora, Mid-Cap Value Equity and the

Pro Forma Combined Fund as of September 30, 2009 (unaudited)

The fee table below provides information about the fees and expenses attributable to the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora, the Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity and, assuming the Reorganization had taken place on September 30, 2009, the estimated pro forma fees and expenses attributable to the Investor A, Investor B, Investor C, Institutional and Class R shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2009, see “Other Information—Capitalization.”

	Aurora Investor A shares	Mid-Cap Value Equity Investor A shares		Mid-Cap Value Equity Pro Forma Combined Fund Investor A shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None (1)	None	(1)	None	(1)
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%	None		None

(footnotes appear on page 7)

	Aurora Investor A shares		Mid-Cap Value Equity Investor A shares		Mid-Cap Value Equity Pro Forma Combined Fund Investor A shares (2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.50%		0.45%		0.46%
Acquired Fund Fees and Expenses	0.00%		0.01	%(5)	0.01	%(5)

Total Annual Fund Operating Expenses	1.60%		1.51	%(6)	1.51	%(6)
Fee Waivers and/or Expense Reimbursements	(0.12	)%(7)	(0.21	)%(8)	(0.21	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.48	%(7)	1.30	%(8)	1.30	%(8)

	Aurora Investor B shares		Mid-Cap Value Equity Investor B shares		Mid-Cap Value Equity Pro Forma Combined Fund Investor B shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)	4.50	%(3)
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.71%		0.57%		0.64%
Acquired Fund Fees and Expenses	0.00%		0.01	%(5)	0.01	%(5)

Total Annual Fund Operating Expenses	2.56%		2.38	%(6)	2.44	%(6)
Fee Waivers and/or Expense Reimbursements	(0.30	)%(7)	(0.31	)%(8)	(0.37	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.26	%(7)	2.07	%(8)	2.07	%(8)

	Aurora Investor C shares		Mid-Cap Value Equity Investor C shares		Mid-Cap Value Equity Pro Forma Combined Fund Investor C shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%		None		None

(footnotes appear on page 7)

	Aurora Investor C shares		Mid-Cap Value Equity Investor C shares		Mid-Cap Value Equity Pro Forma Combined Fund Investor C shares (2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees (6)	1.00%		1.00%		1.00%
Other Expenses	0.55%		0.58%		0.55%
Acquired Fund Fees and Expenses	0.00%		0.01	%(5)	0.01	%(5)

Total Annual Fund Operating Expenses	2.40%		2.39	%(6)	2.35	%(6)
Fee Waivers and/or Expense Reimbursements	(0.14	)%(7)	(0.32	)%(8)	(0.28	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.26	%(7)	2.07	%(8)	2.07	%(8)

	Aurora Institutional shares		Mid-Cap Value Equity Institutional shares		Mid-Cap Value Equity Pro Forma Combined Fund Institutional shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.43%		0.35	%(5)	0.37	%(5)
Acquired Fund Fees and Expenses	0.00%		0.01%		0.01%

Total Annual Fund Operating Expenses	1.28%		1.16	%(6)	1.17	%(6)
Fee Waivers and/or Expense Reimbursements	(0.20	)%(7)	(0.18	)%(8)	(0.19	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08	%(7)	0.98	%(8)	0.98	%(8)

	Aurora Class R shares	Mid-Cap Value Equity Class R shares (10)	Mid-Cap Value Equity Pro Forma Combined Fund Class R shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%	None	None

(footnotes appear on next page)

	Aurora Class R shares		Mid-Cap Value Equity Class R shares (10)		Mid-Cap Value Equity Pro Forma Combined Fund Class R shares (2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.50%
Other Expenses	0.51%		0.45	%(5)	0.49	%(5)
Acquired Fund Fees and Expenses	0.00%		0.01%		0.01%

Total Annual Fund Operating Expenses	1.86%		1.76	%(6)	1.79	%(6)
Fee Waivers and/or Expense Reimbursements	(0.21	)%(7)	—	%(8)	(0.13	)%(8) ,(9)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (7)	1.65	%(7)	1.76	%(8)	1.66	%(8),(9)

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)	Assumes the Reorganization had taken place on September 30, 2009.
(3)

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares. (See the section “Details about the Share Classes—Investor B Shares” in each Fund’s prospectus for the complete schedule of CDSCs.)

(4)	There is no CDSC on Investor C shares after one year.
(5)	Other Expenses have been restated to reflect current fees.
(6)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees, as applicable.

(7)

As described in the “Management of the Funds” section of the Aurora Prospectus, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.48% (for Investor A shares), 2.26% (for Investor B and Investor C shares), 1.08% (for Institutional shares) and 1.65% (for Class R shares) of average daily net assets until February 1, 2011. Aurora may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(8)

As described in the “Management of the Funds” section of the Mid-Cap Value Equity Prospectus, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.29% (for Investor A shares), 2.06% (for Investor B and Investor C shares), 0.97% (for Institutional shares) and 2.04% (for Class R shares) of average daily net assets until February 1, 2011. Mid-Cap Value Equity may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. This expense cap agreement will be applicable to the Combined Fund after the Reorganization.

(9)

Following the closing of the Reorganization, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses on a contractual basis in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets until February 1, 2021. On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(10)	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

EXAMPLES:

These Examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses if you did redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Aurora Investor A shares	$668	$992	$1,339	$2,316
Mid-Cap Value Equity Investor A shares	$650	$958	$1,287	$2,215
Mid-Cap Value Equity Pro Forma Combined Fund Investor A shares†	$650	$958	$1,287	$2,215

	1 Year	3 Years	5 Years	10 Years
Aurora Investor B shares	$679	$1,118	$1,534	$2,637
Mid-Cap Value Equity Investor B shares	$660	$1,063	$1,442	$2,476
Mid-Cap Value Equity Pro Forma Combined Fund Investor B shares†	$660	$1,075	$1,467	$2,517

	1 Year	3 Years	5 Years	10 Years
Aurora Investor C shares	$329	$735	$1,268	$2,726
Mid-Cap Value Equity Investor C shares	$310	$715	$1,247	$2,702
Mid-Cap Value Equity Pro Forma Combined Fund Investor C shares†	$310	$707	$1,230	$2,665

	1 Year	3 Years	5 Years	10 Years
Aurora Institutional shares	$110	$386	$683	$1,528
Mid-Cap Value Equity Institutional shares	$100	$351	$621	$1,393
Mid-Cap Value Equity Pro Forma Combined Fund Institutional shares†	$100	$353	$625	$1,403

	1 Year	3 Years	5 Years	10 Years
Aurora Class R shares	$168	$564	$986	$2,163
Mid-Cap Value Equity Class R shares	$179	$554	$954	$2,073
Mid-Cap Value Equity Pro Forma Combined Fund Class R shares†	$169	$523	$902	$1,965

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Aurora Investor B shares	$229	$768	$1,334	$2,637
Mid-Cap Value Equity Investor B shares	$210	$713	$1,242	$2,476
Mid-Cap Value Equity Pro Forma Combined Fund Investor B shares†	$210	$725	$1,267	$2,517

	1 Year	3 Years	5 Years	10 Years
Aurora Investor C shares	$229	$735	$1,268	$2,726
Mid-Cap Value Equity Investor C shares	$210	$715	$1,247	$2,702
Mid-Cap Value Equity Pro Forma Combined Fund Investor C shares†	$210	$707	$1,230	$2,665

†	Assumes the Reorganization had taken place on September 30, 2009.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, Mid-Cap Value Equity’s portfolio turnover rate was 181% of the average value of its portfolio and Aurora’s portfolio turnover rate was 289% of the average value of its portfolio.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither Aurora, Mid-Cap Value Equity, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, Aurora and Mid-Cap Value Equity will receive an opinion from Sidley Austin LLP, special United States federal income tax counsel to the Funds, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

It is likely that a portion of the portfolio assets of Aurora will be sold (or deemed sold by reason of marking to market of certain assets upon the termination of Aurora’s taxable year) by Aurora in connection with the Reorganization. The tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and Aurora’s basis in such assets. Any gains will be distributed to Aurora’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders. However, it is unlikely that such sales will generate capital gain or other taxable distributions prior to the Reorganization or compromise the tax-free status of the Reorganization.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of Aurora, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of Aurora and Mid-Cap Value Equity regarding the purchase, redemption, exchange, transfer and valuation of shares are identical except that Aurora charges a 2.00% redemption fee on shares redeemed or exchanged within 30 days of purchase. Shares of Mid-Cap Value Equity are not subject to a redemption fee. Please see the Mid-Cap Value Equity Prospectus which accompanies this Combined Prospectus/Information Statement for information regarding the purchase, exchange, redemption and transfer of shares.

Principal Investment Risks

Because of their similar investment policies, many of the primary risks associated with an investment in Mid-Cap Value Equity are similar to those associated with an investment in Aurora. Such primary investment risks for both Funds include convertible securities risk, derivatives risk, equity securities risk, high portfolio turnover risk, investment style risk, market risk and selection risk, mid-cap securities risk, “new issues” risk and REIT investment risk. Since Aurora may invest in securities of small capitalization companies and foreign securities it is subject to small cap and emerging growth securities risk and foreign securities risk.

You will find additional descriptions of specific risks in the prospectuses and statements of additional information for Aurora and Mid-Cap Value Equity.

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, Aurora shareholders could lose money. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

COMPARISON OF AURORA AND MID-CAP VALUE EQUITY

Investment Objectives and Principal Investment Strategies

Aurora. The investment objective of Aurora is to provide shareholders with high total return, consisting principally of capital appreciation.

Under normal market conditions, Aurora invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks, warrants and securities convertible into common and preferred stock. Although a universal definition of small-and mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38.8 million and $4.2 billion as of June 30, 2009, the most recent rebalance date) or a similar index. In the future, the Fund may define small-or mid-capitalization companies using a different index or classification system. The Fund may continue to hold or buy additional shares of a company that no longer is of comparable size to companies in the Russell 2500™ Value Index if Fund management continues to believe that those shares are an attractive investment.

Aurora reserves the right to invest up to 20% of its total assets in other types of stocks, such as large-capitalization stocks and growth stocks, and bonds. From time to time the Fund may invest without limit in shares of companies through IPOs. The Fund may invest in REITs, which are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. Aurora may invest some or all of its assets in high quality money market securities as a temporary defensive strategy or pending investments.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Mid-Cap Value Equity. The investment objective of Mid-Cap Value Equity is to provide shareholders with long-term capital appreciation.

Mid-Cap Value Equity normally invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by U.S. mid-capitalization value companies. Fund management considers value companies to be undervalued by the market as measured by certain financial formulas. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $617.3 million and $12.1 billion as of June 30, 2009, the most recent rebalance date). In the future, the Fund may define mid-capitalization companies using a different index or classification system. The Fund primarily buys common stock but also can invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through “new issues” or IPOs. The Fund may invest in REITs.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of Mid-Cap Value Equity.

Comparison of Investment Strategies

The Funds focus on investments in companies of different but overlapping market capitalizations. Mid-Cap Value Equity generally invests at least 80% of its assets in equity securities issued by mid-capitalization value companies while Aurora invests at least 80% of its assets in equity securities issued by small- and mid-capitalization companies. Aurora generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38.8 million and $4.2 billion as of June 30, 2009, the most recent rebalance date) whereas Mid-Cap Value Equity defines mid-capitalization companies as those with market capitalizations comparable in size to companies in the Russell Midcap® Value Index (between approximately $617.3 million and $12.1 billion as of June 30, 2009, the most recent rebalance date). However, each Fund reserves the right to define small- or mid-capitalization companies, as applicable, by using a different index or classification system.

•

Aurora reserves the right to invest up to 20% of its total assets in other types of securities which may include other types of stocks, such as large-capitalization stocks and growth stocks, and debt obligations such as U.S. government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. Mid-Cap Value Equity generally does not invest in debt securities.

•

Both Funds take a value approach to selecting equity securities, evaluating factors such as a company’s financial condition, business prospects, management’s abilities, competitive position and business strategies.

•	Both Funds may invest in derivatives.

•	Both Funds may invest some or all of their assets in high quality money market securities as a temporary defensive strategy or pending installments.

•	Both Funds may invest in shares of companies through IPOs and REITs.

Fundamental Investment Restrictions

The fundamental investment restrictions of Aurora and Mid-Cap Value Equity are listed in Appendix A and cannot be changed without shareholder approval. Both Funds have identical restrictions, which include not investing more than 25% of total assets in a particular industry (excluding the U.S. government, its agencies and instrumentalities). Neither Fund allows investments for the purpose of exercising control or management, purchasing and selling real estate, making loans to other persons, issuing senior securities, acting as an underwriter of securities, purchasing securities on margin or making short sales of securities (with limited exceptions) or purchasing and selling commodities and commodity contracts or making loans. Neither Fund can borrow money, except that each Fund may borrow from banks in amounts up to one-third (and borrow an additional 5% for temporary purposes) of its total assets.

Risks of the Funds

The main risks of investing in both Funds are convertible securities risk, derivatives risk, equity securities risk, high portfolio turnover risk, investment style risk, market risk and selection risk, mid-cap securities risk,

“New issues” risk and REIT investment risk. Since Aurora may invest in securities of small capitalization companies and foreign securities it is subject to small cap and emerging growth securities risk and foreign securities risk.

The following are the main risks involved in an investment in both Funds:

Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives Risk—The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment Style Risk—Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-Cap Securities Risk—The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

“New Issues” Risk—“New issues” are initial public offerings (“IPOs”) of equity securities of U.S. or non-U.S. issuers. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

REIT Investment Risk—Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Aurora has the following additional main risks:

Foreign Securities Risk—Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Small Cap and Emerging Growth Securities Risk—Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance History

The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of Aurora, please refer to the Aurora Prospectus and the Aurora Annual Report. For more information concerning the performance of Mid-Cap Value Equity, please refer to the Mid-Cap Value Equity Prospectus and the Mid-Cap Value Equity Annual Report. Management’s discussion of Fund performance for Mid-Cap Value Equity is incorporated by reference from the Mid-Cap Value Equity Annual Report. The returns for the Funds would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Mid-Cap Value Equity Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 25.18% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.07% (quarter ended December 31, 2008).

BlackRock Mid-Cap Value Equity

Average Annual Total Return

For The Periods Ended 12/31/09

	1 Year	5 Years (1)	10 Years (1)
Mid-Cap Value Equity—Investor A
Return Before Taxes	26.74%	1.31%	7.75%
Return After Taxes on Distributions	26.65%	(0.75)%	5.69%
Return After Taxes on Distributions and Sale of Fund Shares	17.49%	0.39%	5.80%
Mid-Cap Value Equity—Investor B
Return Before Taxes	28.17%	1.36%	7.70%
Mid-Cap Value Equity—Investor C
Return Before Taxes	31.77%	1.64%	7.54%
Mid-Cap Value Equity—Institutional
Return Before Taxes	34.03%	2.68%	8.63%
Mid-Cap Value Equity—Class R (3)
Return Before Taxes	33.20%	1.94%	7.83%
Russell Midcap® Value Index (2)	34.21%	1.98%	7.58%
(Reflects no deduction for fees, expenses or taxes)

(1)

On January 31, 2005, Mid-Cap Value Equity reorganized with the State Street Research Mid-Cap Value Fund (the “SSR Fund”), which had investment goals and strategies similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund.

(2)

The Russell Midcap® Value Index is an index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

(3)

Class R Shares do not have a performance history as of the date of this Combined Prospectus/Information Statement. As a result, the chart and table give you a picture of the Fund’s long-term performance for Investor A Shares. Investor A Shares would have annual returns substantially similar to Class R Shares

(footnotes continue on top of next page)

differing only to the extent that Investor A and Class R Shares have different expenses. The actual return of Class R Shares would generally be lower than that of Investor A Shares because Class R Shares are subject to higher distribution and/or service (12b-1) fees than Investor A Shares.

Investor A Shares1

ANNUAL TOTAL RETURNS

BlackRock Aurora Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.14% (quarter ended December 31, 2008).

BlackRock Aurora Portfolio

Average Annual Total Return (1)

For The Periods Ended 12/31/09

	1 Year	5 Years (2)	10 Years (2)
Aurora—Investor A
Return Before Taxes	7.32%	(5.22)%	5.30%
Return After Taxes on Distributions	7.12%	(7.59)%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	(4.12)%	4.53%
Aurora—Investor B
Return Before Taxes	7.84%	(5.08)%	5.25%
Aurora—Investor C
Return Before Taxes	11.27%	(4.92)%	5.09%
Aurora—Institutional
Return Before Taxes	13.70%	(3.84)%	6.26%
Aurora—Class R
Return Before Taxes	13.00%	(4.35)%	5.68%
Russell 2500TM Value Index (3)	27.68%	0.84%	8.18%
(Reflects no deduction for fees, expenses or taxes)

(1)	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.
(2)

On January 31, 2005, Aurora reorganized with the State Street Research Aurora Fund (the “SSR Fund”), which had investment goals and strategies substantially similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund.

(footnotes continue on top of next page)

(3)	A recognized unmanaged index of stock market performance that includes those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The accounting survivor of the Reorganization will be Mid-Cap Value Equity. As such, the Combined Fund will continue the performance history of Mid-Cap Value Equity after the closing of the Reorganization.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each of Aurora’s and Mid-Cap Value Equity’s investments and their business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc.

The Trust, on behalf of each of Mid-Cap Value Equity and Aurora, has entered into a management agreement (the “Management Agreement”) with BlackRock Advisors. Pursuant to the Management Agreement, BlackRock Advisors receives for its services to Mid-Cap Value Equity and Aurora a fee at the annual rate calculated as shown below. The Management Agreement will remain in place following the Reorganization and the advisory fee rate of the Combined Fund will be calculated as set forth below for Mid-Cap Value Equity.

BlackRock Advisors has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below (and in the case of contractual caps, at the levels shown both below and in a Fund’s fees and expense table included in “Summary—Fees and Expenses” herein). (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses”). To achieve these expense caps, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses if the Fund’s operating expenses exceed a certain limit.

Aurora Total Annual Management Fee (Before Waivers)

With respect to Aurora, the maximum annual management fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.850%
$1 billion—$2 billion	0.800%
$2 billion—$3 billion	0.750%
More than $3 billion	0.700%

With respect to Aurora, BlackRock Advisors has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Cap[1] on Total Annual Fund Operating Expenses* (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.48%
Investor B	2.26%
Investor C	2.26%
Institutional	1.08%
Class R	1.65%

*	As a percentage of average daily net assets
[1]

The contractual cap is in effect until February 1, 2011. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Mid-Cap Value Equity/Combined Fund Total Annual Management Fee (Before Waivers)

With respect to Mid-Cap Value Equity (and the Combined Fund after the Reorganization), the maximum annual management fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.800%
$1 billion—$2 billion	0.700%
$2 billion—$3 billion	0.650%
Greater than $3 billion	0.625%

With respect to Mid-Cap Value Equity/Combined Fund, BlackRock Advisors has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.29%
Investor B	2.06%
Investor C	2.06%
Institutional	0.97%
Class R	2.04%[2]

*	As a percentage of average daily net assets
[1]

The contractual cap is in effect until February 1, 2011. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]

Following the closing of the Reorganization, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses on a contractual basis in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets until February 1, 2021. On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

With respect to each contractual agreement, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BlackRock

Advisors, are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock Advisors or an affiliate serves as a Fund’s manager or administrator.

The Management Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

A discussion of the Board’s approval of the Management Agreement on behalf of Aurora is included in the Aurora’s annual shareholder report for the year ended September 30, 2009. A discussion of the Board’s approval of the Management Agreement on behalf of Mid-Cap Value Equity is included in Mid-Cap Value Equity’s annual shareholder report for the year ended September 30, 2009.

Portfolio Management

BlackRock Advisors is the investment adviser for Mid-Cap Value Equity and Aurora and will serve as the investment adviser for the Combined Fund. Information about Anthony Forcione, CFA and Kate O’Connor, CFA, the portfolio managers of both Funds, is provided below. Mr. Forcione and Ms. O’Connor will continue in their roles for the Combined Fund following the Reorganization.

Portfolio Manager	Primary Role	Portfolio Manager of Aurora/Mid-Cap Value Equity Since	Title and Recent Biography
Anthony Forcione, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2009/2005	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2002 to 2005.
Kate O’Connor, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005/2009	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.

Other Service Providers

The Funds use the same service providers. PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), located at Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Funds’ accounting agent. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Funds’ custodian. PNC GIS, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the Funds’ transfer agent. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the Funds. BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as the Funds’ distributor.

Combined Fund. Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Distribution and Service Fees

Other than the 2.00% redemption fee on the Aurora shares redeemed or exchanged within 30 days of purchase, the service and distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora, Mid-Cap Value Equity and the Combined Fund are identical.  See the Fee Table in “Summary—Fees and Expenses.” Shares of Mid-Cap Value Equity are not, and shares of the Combined Fund will not be, subject to a redemption fee.

Purchase, Exchange, Redemption, Transfer, and Valuation of Shares

Shareholders should refer to the Mid-Cap Value Equity Prospectus (a copy of which accompanies this Combined Prospectus/Information Statement) for the specific procedures applicable to purchases, exchanges, redemptions and transfers of shares.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of Mid-Cap Value Equity, which are identical to those of Aurora.

Distributions

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually.

Short-Term Trading Policy

The Funds have identical market timing policies. See the Mid-Cap Value Equity Prospectus—“Account Information—Short-Term Trading Policy.”

Aurora will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Mid-Cap Value Equity shares are not, and the Combined Fund shares will not be, subject to a redemption fee.

FINANCIAL HIGHLIGHTS

The financial highlights for the Investor A, Investor B, Investor C and Institutional shares of Mid-Cap Value Equity that are contained in the Mid-Cap Value Equity Prospectus, a copy of which accompanies this Combined Prospectus/Information Statement, have been derived from financial statements audited by Deloitte & Touche LLP. The financial highlights for the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora may be found in the Aurora Prospectus and the Aurora Annual and Semi-Annual Reports which are available without charge by calling 1-800-441-7762.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, Aurora will transfer substantially all of its assets and certain stated liabilities to Mid-Cap Value Equity in exchange for Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of Mid-Cap Value Equity issued to Aurora will be of the same class designation and will have an aggregate net asset value equal to the aggregate net asset value of Aurora’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (as defined in Appendix B) of the Reorganization (the “Valuation Time”). Upon receipt by Aurora of the shares of Mid-Cap Value Equity, Aurora will distribute the Investor A, Investor B, Investor C, Institutional and Class R shares to its shareholders and will be terminated, dissolved and liquidated as a series of the Trust.

The distribution of Mid-Cap Value Equity shares to Aurora shareholders will be accomplished by opening new accounts on the books of Mid-Cap Value Equity in the names of the Aurora shareholders and transferring to those shareholder accounts the shares of Mid-Cap Value Equity. Such newly-opened accounts on the books of Mid-Cap Value Equity will represent the respective pro rata number of Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity that Aurora is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, each Aurora shareholder will own Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity with an aggregate net asset value equal to the aggregate net asset value of the shares of Aurora that they owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to Aurora shareholders in connection with their receipt of shares of Mid-Cap Value Equity in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, on the Closing Date Aurora will transfer to Mid-Cap Value Equity all of its assets in exchange solely for shares of Mid-Cap Value Equity. The net asset value of the Investor A, Investor B, Investor C, Institutional and Class R shares issued by Mid-Cap Value Equity will be equal to the value of the assets of Aurora transferred to Mid-Cap Value Equity as of the Closing Date, as determined in accordance with Mid-Cap Value Equity’s valuation procedures, net of the assumption by Mid-Cap Value Equity of certain stated liabilities of Aurora provided for in an agreed-upon schedule prior to the Closing Date. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, Aurora will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income as of such date.

Aurora expects to distribute the shares of Mid-Cap Value Equity to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, Aurora will be terminated as a series of the Trust.

Mid-Cap Value Equity and Aurora have made certain customary representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of Mid-Cap Value Equity of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the declaration of a dividend by Aurora to distribute to its shareholders all of its undistributed net investment income, net capital gains and net tax-exempt income; and

•	an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

The review of the investment objectives, restrictions, policies and strategies of Aurora and Mid-Cap Value Equity. See “Comparison of Aurora and Mid-Cap Value Equity—Investment Objectives and Principal Investment Strategies.”

After the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and investment strategies. BlackRock Advisors has represented that the style and risk/return profile of Mid-Cap Value Equity and Aurora are comparable. Potential transaction costs in restructuring the portfolio holdings of Aurora are to be incurred by Aurora prior to the closing of the Reorganization. However, BlackRock Advisors has advised that neither Aurora nor the Combined Fund will dispose of holdings in the Aurora portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.

•	The relative performance histories of each Fund.

The Board reviewed the relative performance of the Funds over different time periods and compared such performance to the benchmarks applicable to each Fund. Each class of Mid-Cap Value Equity outperformed the corresponding class of Aurora for the periods covered. The Combined Fund will continue the performance history of Mid-Cap Value Equity, the surviving fund, in the Reorganization.

•	The expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base. The larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•

The expectation that the shares of the Combined Fund to be received by Aurora shareholders in the Reorganization will be subject to lower management fees as a percentage of average daily net assets and lower gross annual operating expense ratios than the gross annual operating expense ratios of Aurora shares held by the Aurora shareholders prior to the Reorganization. It is also expected that after giving effect to the contractual fee waivers in place, the net annual operating expense ratios of the shares of the Combined Fund (other than Class R shares) received will be lower than the net annual operating expense ratios of Aurora shares. With respect to Class R shares of the Combined Fund received in the Reorganization, after giving effect to the contractual fee waivers in place after the

Reorganization and excluding acquired fund fees and expenses, the net annual operating expense ratio will be equal to the net annual operating expense ratio of Class R shares of Aurora prior to the Reorganization.

Aurora Shares	Gross Expense Ratio[1]	Net Expense Ratio[1]	Combined Fund Shares	Gross Expense Ratio[1]	Net Expense Ratio[1]
Investor A	1.60%	1.48%	Investor A	1.50%	1.29%
Investor B	2.56%	2.26%	Investor B	2.43%	2.06%
Investor C	2.40%	2.26%	Investor C	2.34%	2.06%
Institutional	1.28%	1.08%	Institutional	1.16%	0.97%
Class R	1.86%	1.65%	Class R	1.78%	1.65%[2]

[1]	Excluding interest expense and acquired fund fees and expenses.
[2]

Following the closing of the Reorganization, BlackRock Advisors has agreed to waive fees and/or reimburse expenses on a contractual basis in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets until February 1, 2021. On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

•

Aurora shareholders will pay no sales charges in connection with the Reorganization. Shareholders of Aurora will receive shares of Mid-Cap Value Equity, which are similar to the shares of Aurora they currently hold. The sales charges, service fees and distribution fees for each class of Aurora Shares are identical to the sales charges, service fees and distribution fees that would be experienced by the shareholders of the Combined Fund except that there is a 2.00% redemption fee on Aurora shares redeemed or exchanged within 30 days of purchase. Shares of Mid-Cap Value Equity are not, and shares of the Combined Fund will not be, subject to a redemption fee.

•

There is expected to be no gain or loss recognized by Aurora shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization Agreement provides for a tax-free transfer of substantially all of the assets and certain stated liabilities of Aurora in exchange for shares of Mid-Cap Value Equity. Shareholders will receive Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity equivalent to the aggregate net asset value of their Investor A, Investor B, Investor C, Institutional or Class R shares, respectively, of Aurora, and are expected to pay no U.S. federal income tax on the transaction. In addition, prior to the Reorganization Aurora will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•	Both Funds are managed by BlackRock Advisors.

•

The fact that the asset base of Aurora is not expected to grow from its current level of approximately $460,071,352 million as of December 31, 2009, and that Mid-Cap Value Equity’s assets, though larger than Aurora’s, have also decreased over the last few years. Mid-Cap Value Equity’s total assets as of December 31, 2009 were approximately $727,055,400.

The Board considered that Aurora’s assets had decreased over time and that the prospects for growth are small. The Board also considered that Mid-Cap Value Equity had better overall long-term performance than Aurora.

•	The potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of Aurora and that the interests of the shareholders of Aurora will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Aurora as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that Aurora and Mid-Cap Value Equity receive an opinion from Sidley Austin LLP, special United States federal income tax counsel to Mid-Cap Value Equity and Aurora, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that Mid-Cap Value Equity and Aurora each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by either Aurora or Mid-Cap Value Equity upon the transfer of substantially all of the assets of Aurora to Mid-Cap Value Equity solely in exchange for shares of Mid-Cap Value Equity and the assumption by Mid-Cap Value Equity of certain stated liabilities of Aurora, or upon the distribution of the shares of Mid-Cap Value Equity by Aurora to its shareholders in the subsequent liquidation of Aurora, except for any gain or loss that may be required to be recognized solely as a result of the close of Aurora’s taxable year due to the Reorganization.

•	No gain or loss will be recognized by a shareholder of Aurora who exchanges all of such shareholder’s shares of Aurora solely for the shares of Mid-Cap Value Equity pursuant to the Reorganization.

•

The aggregate tax basis of the shares of Mid-Cap Value Equity received by a shareholder of Aurora pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Aurora surrendered in exchange therefor, and the holding period of the shares of Mid-Cap Value Equity received by a shareholder of Aurora pursuant to the Reorganization will include the period during which Aurora shares exchanged therefor were held by such shareholder (provided such Aurora shares were held as capital assets on the date of the Reorganization).

•

Mid-Cap Value Equity’s tax basis in assets of Aurora received by Mid-Cap Value Equity pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of Aurora immediately prior to the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of Aurora’s taxable year due to the Reorganization, and Mid-Cap Value Equity’s holding period for such assets will, in each instance, include the period during which the assets were held by Aurora.

The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of Mid-Cap Value Equity and Aurora and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

Mid-Cap Value Equity intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Aurora and its shareholders.

Prior to the Closing Date, Aurora will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

It is likely that a portion of the portfolio assets of Aurora will be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of Aurora’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and Aurora’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Aurora shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of Aurora. However, it is unlikely that such sales will generate capital gain or other taxable distributions prior to the Reorganization or compromise the tax-free status of the Reorganization.

Mid-Cap Value Equity will succeed to the capital loss carryforwards of Aurora, which will be subject to the limitations described below. Aurora has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, Aurora will undergo an “ownership change” for tax purposes (because Aurora is significantly smaller than Mid-Cap Value Equity), and accordingly, Mid-Cap Value Equity’s use of Aurora’s capital loss carryforwards will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of Aurora immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.03% for March, 2010)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years after the Closing Date of the Reorganization, the Combined Fund generally will not be allowed to offset realized gains attributable to certain pre-Reorganization built-in gains of one Fund, if any, with capital loss carryforwards attributable to the other Fund. However, unexpired pre-ownership change losses of Aurora could be used to offset realized built-in gains of Aurora.

Shareholders of Aurora may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock Advisors will bear the Reorganization costs of both Aurora and Mid-Cap Value Equity.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Information Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, Mid-Cap Value Equity will establish a position for each Aurora shareholder on the books of Mid-Cap Value Equity containing the appropriate number of shares of Mid-Cap Value Equity to be received in the Reorganization. If you currently hold certificates representing your shares of Aurora, it is not necessary to surrender such certificates. No certificates for shares of Mid-Cap Value Equity will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special tax counsel to Mid-Cap Value Equity and Aurora.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2009: (i) the unaudited capitalization of Aurora; (ii) the unaudited capitalization of Mid-Cap Value Equity; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been consummated. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of Mid-Cap Value Equity will be received by Aurora shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received.

	Mid-Cap Value Equity	Aurora	Adjustments		Pro Forma Mid-Cap Value Equity Combined Fund(4)
Net Asset Value:
Institutional
Net assets	$165,710,324	$47,963,777	—		$213,674,101
Shares outstanding	17,741,123	2,990,762	2,144,291	(1)	22,876,176
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$9.34	$16.04	—		$9.34
Service(2)
Net assets	$2,560,859	—	—		$2,560,859
Shares outstanding	279,327	—	—		279,327
Par value per share	$0.001	—	—		$0.001
Net asset value	$9.17	—	—		$9.17
Investor A
Net assets	$395,762,577	$319,656,461	—		$715,419,038
Shares outstanding	43,675,836	21,823,613	13,453,256	(1)	78,952,705
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$9.06	$14.65	—		$9.06
Investor B
Net assets	$41,196,107	$44,974,092	—		$86,170,199
Shares outstanding	5,006,453	3,877,576	1,588,005	(1)	10,472,034
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$8.23	$11.60	—		$8.23

	Mid-Cap Value Equity	Aurora	Adjustments		Pro Forma Mid-Cap Value Equity Combined Fund(4)
Investor C
Net assets	$92,140,977	$64,812,314	—		$156,953,291
Shares outstanding	11,232,605	5,591,030	2,310,026	(1)	19,133,661
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$8.20	$11.59	—		$8.20
Class R(3)
Net assets	—	$1,038,232	—		$1,038,232
Shares outstanding	—	71,623	39,531	(1)	111,154
Par value per share	—	$0.001	—		$0.001
Net asset value	—	$14.50	—		$9.34

(1)

Represents newly issued shares of Mid-Cap Value Equity to the Aurora shareholders as if the Reorganization had taken place on September 30, 2009. The foregoing should not be relied upon to reflect the number of shares of Mid-Cap Value Equity that actually will be received on or after such date.

(2)	Service Shares will not be issued in the Reorganization.
(3)	Currently Mid-Cap Value Equity does not have Class R shares outstanding.
(4)

Assumes the Reorganization had taken place on September 30, 2009. Mid-Cap Value Equity issued 35,276,869 Investor A shares, 5,465,581 Investor B shares, 7,901,056 Investor C shares, 5,135,053 Institutional shares and 111,154 Class R shares to Aurora.

Shareholder Information

As of March 22, 2010, there were 30,370,950 shares of Aurora outstanding. As of March 22, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of Aurora. As of March 22, 2010, no person was known by Aurora to own beneficially or of record 5% or more of any class of shares of Aurora except as follows:

Name	Address	% of Class	Class	% of Fund	% of Mid-Cap Value Equity Pro Forma Combined Fund Post Closing
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.46%	Investor A Shares	8.31%	2.13%
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	11.96%	Investor A Shares	7.98%	2.05%
*Lincoln National Life Insurance Company	1300 S Clinton Street Fort Wayne, IN 46802-3506	6.03%	Investor A Shares	4.03%	1.03%
*Hartford Life Insurance Company	PO Box 2999 Hartford, CT 06140-2999	5.23%	Investor A Shares	3.49%	0.89%
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	28.27%	Investor B Shares	2.37%	0.61%
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	8.72%	Investor B Shares	0.73%	0.19%
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	35.37%	Investor C Shares	5.79%	1.48%
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.21%	Investor C Shares	1.51%	0.39%
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	47.30%	Institutional Shares	3.96%	1.02%
*NFS LLC FIIOC as Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds	100 Magellan Way Covington, KY 41015	39.62%	Institutional Shares	3.32%	0.85%
*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	57.53%	Class R Shares	0.11%	0.03%
*Wilmington Trust Co. Cust FBO 401K G Ciciola G David GP Kaufman MD PSP	PO Box 52129 Phoenix, AZ 85072-2129	10.68%	Class R Shares	0.02%	0.01%
*Frontier Trust Company FBO Kamphaus, Henning & Hood Sav & Inves	PO Box 10758 Fargo, ND 58106	10.17%	Class R Shares	0.02%	0.00%
*MG Trust Company Cust. FBO Midship Marine, Inc.	700 17th Street Denver, CO 80202	9.93%	Class R Shares	0.02%	0.00%

*	Record holders that do not beneficially own the shares.

As of March 22, 2010, there were 71,310,675 shares of Mid-Cap Value Equity outstanding. As of March 22, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of Mid-Cap Value Equity. As of March 22, 2010, no person was known by Mid-Cap Value Equity to own beneficially or of record 5% or more of any class of shares of Mid-Cap Value Equity except as follows:

Name	Address	% of Class	Class	% of Fund	% of Mid-Cap Value Equity Pro Forma Combined Fund Post Closing
*Lincoln National Life Insurance Company	1300 S Clinton Street Fort Wayne, IN 46802-3506	10.89%	Investor A Shares	6.61%	3.98%

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	10.15%	Investor A Shares	6.17%	3.71%

*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.21%	Investor A Shares	4.38%	2.64%

*Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	7.09%	Investor A Shares	4.31%	2.59%

*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	30.87%	Investor B Shares	1.62%	0.97%

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	9.92%	Investor B Shares	0.52%	0.31%

*CitiGroup Global Markets Inc.	333 West 34th Street New York, NY 10001	5.02%	Investor B Shares	0.26%	0.16%

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	39.06%	Investor C Shares	5.83%	3.51%

*Morgan Stanley & Co.	Harborside Financial Center Jersey City, NJ 07311	6.05%	Investor C Shares	0.90%	0.54%

*CitiGroup Global Markets Inc.	333 West 34th Street New York, NJ 10001	5.15%	Investor C Shares	0.77%	0.46%

*Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 E Deer Lake Drive Jacksonville, FL 32246-6484	16.75%	Institutional Shares	3.18%	1.92%

*NFS LLC FEBO State Bank & Trust	PO Box 829 Fargo, ND 58107-0829	11.38%	Institutional Shares	2.16%	1.30%

*Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	11.02%	Institutional Shares	2.09%	1.26%

*NFS LLC FEBO Bank of the West	2626 Howell St. Dallas, TX 75209	5.49%	Institutional Shares	1.04%	0.63%

*Fidelity Investments Employee Ben for Certain Employee Benefit Plan	100 Magellan Way Covington, KY 41015	5.24%	Institutional Shares	1.00%	0.60%

*PNC Global Investment Servicing (U.S.) Inc. FBO Hilliard Lyons/Capital Directions	760 Moore Road King of Prussia, PA 19406	25.26%	Service Shares	0.03%	0.02%

*Prudential Investment MGTS Service FBO Mutual Fund Clients	3 Gateway Center 100 Mulberry Street Newark, NJ 07102-4056	8.93%	Service Shares	0.01%	0.01%

*MG Trust Company Trustee NGMG 401K Plan & Trust	700 17th Street Denver, CO 80202	8.27%	Service Shares	0.01%	0.01%

*Crowell, Weedon & Co.	624 S. Grand Avenue Los Angeles, CA 90017	6.18%	Service Shares	0.01%	0.00%

*Crowell, Weedon & Co.	624 S. Grand Avenue Los Angeles, CA 90017	5.94%	Service Shares	0.01%	0.00%

*Crowell, Weedon & Co.	624 S. Grand Avenue Los Angeles, CA 90017	5.49%	Service Shares	0.01%	0.00%

*	Record holders that do not beneficially own the shares.

Shareholder Rights and Obligations

Aurora and Mid-Cap Value Equity are portfolios of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, the Funds are authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.001 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services) and each class has exclusive voting rights with respect to matters relating to the service and/or distribution expenditures of such class and Investor B shareholders may vote upon any material changes to expenses under the Investor A Distribution Plan.

There are no preemptive rights in connection with shares of Aurora or Mid-Cap Value Equity. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Mid-Cap Value Equity, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Dividends and Distributions

Mid-Cap Value Equity and Aurora will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Mid-Cap Value Equity and Aurora may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, other financial intermediary or the Fund. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate. In addition, recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, Mid-Cap Value Equity does not intend to hold future regular annual or special meetings of its shareholders unless the election of trustees of the Trust is required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of either Fund should send such proposal to the Trust, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

Aurora and Mid-Cap Value Equity

The Funds have the following fundamental investment restrictions.

Under their fundamental investment restrictions, the Funds may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities of companies for the purpose of exercising control.

A-1

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12. Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

A-2

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 23rd day of February, 2010, by and between BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Trust”), with respect to BlackRock Mid-Cap Value Equity Portfolio, a separate portfolio of the Trust (“Mid-Cap Value Equity”), and the Trust, with respect to BlackRock Aurora Portfolio, a separate portfolio of the Trust (“Aurora”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of Aurora to Mid-Cap Value Equity, in exchange for Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity (the “Mid-Cap Value Equity Shares”); (ii) the assumption by Mid-Cap Value Equity, of the Stated Liabilities (as defined in paragraph 1.3) of Aurora; (iii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of Mid-Cap Value Equity Shares to the shareholders of Aurora, and (iv) the termination, dissolution and complete liquidation of Aurora, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, Mid-Cap Value Equity and Aurora are each separate portfolios of the Trust; the Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and Aurora owns securities that generally are assets of the character in which Mid-Cap Value Equity is permitted to invest;

WHEREAS, each of Mid-Cap Value Equity and Aurora qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, Mid-Cap Value Equity is authorized to issue the Mid-Cap Value Equity Shares;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of Mid-Cap Value Equity and its shareholders;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of Aurora and its shareholders;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust, on behalf of Aurora, agrees to convey, transfer and deliver substantially all of the assets of Aurora free and clear of all liens, encumbrances and claims whatsoever. In exchange, Mid-Cap Value Equity agrees: (a) to deliver to the Trust, on behalf of Aurora, the number of full and fractional Mid-Cap Value Equity Shares determined by dividing: (i) the aggregate value of Aurora’s assets with respect to each class of Aurora, net of the Stated Liabilities (as defined in paragraph 1.3) of Aurora with respect to each class of Aurora, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of Mid-Cap Value Equity computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of Aurora described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, Investor A shares of Aurora correspond to the Investor A shares of Mid-Cap Value Equity, Investor B shares of Aurora correspond to the Investor B shares of Mid-Cap Value Equity, Investor C shares of Aurora correspond to the Investor C shares of Mid-Cap Value Equity, Institutional shares of Aurora correspond to the Institutional shares of Mid-Cap Value Equity, and Class R shares of Aurora correspond to the Class R shares of Mid-Cap Value Equity, and the term “Mid-Cap Value Equity Shares” should be read to include each such class of shares of Mid-Cap Value Equity unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of Aurora to be acquired by Mid-Cap Value Equity shall consist of all property owned by Aurora, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to Aurora, any deferred or prepaid expenses shown as an asset on the books of Aurora on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than Aurora’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Trust, on behalf of Aurora, will endeavor to identify and discharge, to the extent practicable, all of the liabilities and obligations of Aurora, including all liabilities relating to operations, before the Closing Date. Mid-Cap Value Equity shall assume only those accrued and unpaid liabilities of Aurora set forth in Aurora’s statement of assets and liabilities as of the Closing Date delivered by the Trust, on behalf of Aurora, to Mid-Cap Value Equity pursuant to paragraph 5.2 (the “Stated Liabilities”). Mid-Cap Value Equity shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of Aurora.

1.4 STATE FILINGS. Prior to the Closing Date, the Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Trust, on behalf of Aurora, will distribute in complete liquidation of Aurora, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Aurora Shareholders”), all of the Mid-Cap Value Equity Shares received by the Trust. Such distribution will be accomplished by the transfer on the books of Mid-Cap Value Equity of Mid-Cap Value Equity Shares credited to the account of Aurora to open accounts on the share records of Mid-Cap Value Equity in the name of Aurora Shareholders, and representing the respective pro rata number of Mid-Cap Value Equity Shares due Aurora Shareholders and Aurora will dissolve as a separate portfolio of the Trust. Mid-Cap Value Equity shall not issue certificates representing Mid-Cap Value Equity Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Mid-Cap Value Equity Shares will be shown on the books of Mid-Cap Value Equity’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Mid-Cap Value Equity Shares in a name other than the registered holder of Aurora shares on the books of Aurora as of that time shall, as a condition of such transfer, be paid by the person to whom such Mid-Cap Value Equity Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of Aurora, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to Aurora shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of Aurora, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to Mid-Cap Value Equity, shall be made available to Aurora from and after the Closing Date at Mid-Cap Value Equity’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust on behalf of Mid-Cap Value Equity and on behalf of Aurora.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by Mid-Cap Value Equity hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using Mid-Cap Value Equity’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Mid-Cap Value Equity Shares, and to the extent necessary, fractional Mid-Cap Value Equity Shares, of an aggregate net asset value equal to the value of the assets of Aurora acquired, determined as hereinafter provided, reduced by the amount of liabilities of Aurora assumed by Mid-Cap Value Equity, shall be issued by Mid-Cap Value Equity in exchange for such assets of Aurora. The net asset value per share of the Investor A, Investor B, Investor C, Institutional and Class R Mid-Cap Value Equity Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional and Class R shares, respectively, computed as of the Valuation Time, using Mid-Cap Value Equity’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur during the second quarter of 2010, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Aurora shall instruct its Custodian, PFPC Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to Mid-Cap Value Equity on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by Aurora. Aurora’s Assets represented by a certificate or other written instrument shall be presented by the Custodian to Aurora and Mid-Cap Value Equity, for examination no later than five (5) business days preceding the Closing Date and transferred as of the Closing Date on its books from the account it maintains for Aurora to the account it maintains for Mid-Cap Value Equity in such manner and condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. Aurora’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by Aurora shall be transferred and delivered by Aurora as of the Closing Date for the account of Mid-Cap Value Equity.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of Mid-Cap Value Equity or Aurora are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Mid-Cap Value Equity or Aurora is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. Aurora shall instruct its transfer agent, PNC GIS, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Aurora Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Aurora Shareholder immediately prior to the Closing. Mid-Cap Value Equity shall issue and deliver, or instruct its transfer agent, PNC GIS, to issue and deliver, a confirmation evidencing Mid-Cap Value Equity Shares to be credited on the Closing Date to Aurora, or provide evidence reasonably satisfactory to Aurora that such Mid-Cap Value Equity Shares have been credited to Aurora’s account on the books of Mid-Cap Value Equity and a certificate of an authorized officer stating that its records contain the names and addresses of Mid-Cap Value Equity shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Mid-Cap Value Equity shareholder immediately prior to the Closing.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If Aurora is unable to make delivery pursuant to paragraph 3.2 hereof to the Custodian on behalf of Mid-Cap Value Equity of any of the Assets of Aurora for the reason that any of such Assets have not yet been delivered to it by Aurora’s broker, dealer or other counterparty, then, in lieu of such delivery, Aurora shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by Mid-Cap Value Equity or the Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF AURORA. The Trust, on behalf of Aurora, represents and warrants, to Mid-Cap Value Equity, as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Trust’s declaration of trust. The Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. Aurora is a legally designated, separate portfolio of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Aurora. The Trust, on behalf of Aurora, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on Aurora.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to Aurora.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Information Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to Aurora, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to Aurora, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to Aurora for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Trust’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects as they relate to Aurora and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Trust is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust will not, result in the violation of Massachusetts law, or any provision of the Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound.

(f) Aurora has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against Aurora or any of its properties or assets which, if adversely determined, would materially and adversely affect Aurora’s financial condition, the conduct of its business or which would prevent or hinder the ability of Aurora to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of Aurora as of September 30, 2009 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly reflect the financial condition and the results of operations of Aurora as of such date and the results of operations and changes in net assets for the periods indicated.

(i) There have been no changes in the financial position of Aurora as reflected in the audited financial statements as of September 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Aurora shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in Aurora’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of Aurora (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of Aurora due to declines in the value of Aurora’s Assets, the discharge of Aurora’s liabilities or the redemption of Aurora shares by Aurora Shareholders shall not constitute a material adverse change.

(j) Since September 30, 2009 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Aurora other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of Aurora granted by or on behalf of Aurora to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Trust with respect to Aurora; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of Aurora, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of Aurora for borrowed money or any commitment to borrow money by or on behalf of Aurora; (v) any amendment of the Trust’s or Aurora’s organizational documents in a manner materially affecting Aurora; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of Aurora other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of Aurora required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of Aurora’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust is authorized to issue an unlimited number of shares of beneficial interest of which, as of September 30, 2009, there were outstanding 34,354,604 shares of Aurora. All issued and outstanding shares of beneficial interest of Aurora have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. Aurora has no outstanding options, warrants or other rights to subscribe for or purchase any shares of Aurora and has no outstanding securities convertible into any shares of Aurora.

(m) At the Closing Date, the Trust will have good and marketable title to the Assets to be transferred to Mid-Cap Value Equity pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which Mid-Cap Value Equity has received notice and which have been taken into account in the net asset valuation of Aurora, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, Mid-Cap Value Equity will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by Mid-Cap Value Equity.

(n) The Trust has the power to enter into this Agreement with respect to Aurora and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein with respect to Aurora have been duly authorized by all necessary action on the part of the trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) Aurora has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust on behalf of Aurora of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust on behalf of Aurora of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, Aurora shall have declared a dividend or dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Aurora Shareholders all of Aurora’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF MID-CAP VALUE EQUITY. The Trust, on behalf of Mid-Cap Value Equity, represents and warrants, to Aurora, as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Trust’s declaration of trust. The Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. Mid-Cap Value Equity is a legally designated, separate portfolio of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Mid-Cap Value Equity. The Trust, on behalf of Mid-Cap Value Equity, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on Mid-Cap Value Equity.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to Mid-Cap Value Equity.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and Mid-Cap Value Equity, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and Mid-Cap Value Equity, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning Aurora furnished to Mid-Cap Value Equity by the Trust, on behalf of Aurora. Any written information furnished by the Trust with respect to the Trust and Mid-Cap Value Equity for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Trust’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects as they relate to Mid-Cap Value Equity and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Trust is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust will not, result in violation of Massachusetts law, or any provision of the Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against Mid-Cap Value Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect Mid-Cap Value Equity’s financial condition, the conduct of its business or which would prevent or hinder the ability of Mid-Cap Value Equity to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of Mid-Cap Value Equity as of September 30, 2009 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Trust) fairly reflect the financial condition and the results of operations of Mid-Cap Value Equity as of such date and the results of operations and changes in net assets for the periods indicated.

(h) There have been no changes in the financial position of Mid-Cap Value Equity as reflected in the audited financial statements of Mid-Cap Value Equity as of September 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Mid-Cap Value Equity shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there have been no material adverse changes in Mid-Cap Value Equity’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of Mid-Cap Value Equity (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of Mid-Cap Value Equity due to declines in the value of Mid-Cap Value Equity’s assets, the discharge of Mid-Cap Value Equity liabilities or the redemption of Mid-Cap Value Equity shares by Mid-Cap Value Equity shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of Mid-Cap Value Equity required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of Mid-Cap Value Equity’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Trust is authorized to issue an unlimited number of shares of beneficial interest of which, as of September 30, 2009, there were outstanding 77,935,344 shares of Mid-Cap Value Equity. All issued and outstanding shares of beneficial interest of Mid-Cap Value Equity have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of Mid-Cap Value Equity will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of Mid-Cap Value Equity’s transfer agent as provided in paragraph 3.4. Mid-Cap Value Equity has no outstanding options, warrants or other rights to subscribe for or purchase any shares of Mid-Cap Value Equity and has no outstanding securities convertible into any shares of Mid-Cap Value Equity.

(k) At the Closing Date, the Trust, on behalf of Mid-Cap Value Equity, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which Aurora has received notice at or prior to the Closing Date.

(l) The Trust has the power with respect to Mid-Cap Value Equity to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement with respect to Mid-Cap Value Equity and consummation of the transactions contemplated herein with respect to Mid-Cap Value Equity have been duly authorized by all necessary action on the part of the trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) Mid-Cap Value Equity Shares to be issued by the Trust and delivered for the account of Aurora Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, Mid-Cap Value Equity Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Trust’s prospectus).

(n) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) Mid-Cap Value Equity has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust on behalf of Mid-Cap Value Equity of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF MID-CAP VALUE EQUITY AND AURORA

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.2, each of Mid-Cap Value Equity and Aurora will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date the Trust will prepare a statement of the assets and liabilities of Aurora as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of Aurora are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of Aurora, will deliver at the Closing (1) an updated statement of assets and liabilities of Aurora and (2) a list of Aurora’s Assets showing the tax costs of each of its assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer or Assistant Treasurer of the Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust shall make available to its officers and agents, for the benefit of Mid-Cap Value Equity, all books and records of Aurora.

5.4 ADDITIONAL INFORMATION. The Trust will assist Mid-Cap Value Equity in obtaining such information as Mid-Cap Value Equity reasonably requests concerning the beneficial ownership of Aurora’s shares.

5.5 CONTRACT TERMINATION. The Trust, on behalf of Aurora, will terminate all agreements to which Aurora is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, Mid-Cap Value Equity and Aurora will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, Aurora covenants that it will, as and when reasonably requested by Mid-Cap Value Equity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Mid-Cap Value Equity may reasonably deem necessary or desirable in order to vest in and confirm Mid-Cap Value Equity’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Trust will prepare and file with the Commission the Registration Statement relating to Mid-Cap Value Equity Shares to be issued to shareholders of Aurora. The Registration Statement shall include a combined prospectus/information statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

The Trust shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Mid-Cap Value Equity and Aurora will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, special United States federal income tax counsel to the Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.9 REASONABLE BEST EFFORTS. The Trust, on behalf of Mid-Cap Value Equity and Aurora, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. Mid-Cap Value Equity agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Trust, on behalf of Aurora, shall furnish to Mid-Cap Value Equity, in such form as is reasonably satisfactory to Mid-Cap Value Equity, a statement of the earnings and profits of Aurora for U.S. federal income tax purposes, as well as any capital loss carryovers and items that Mid-Cap Value Equity will succeed to and take into account as a result of Section 381 of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF AURORA

The obligations of Aurora to consummate the transactions provided for herein shall be subject, at its election, to the performance by Mid-Cap Value Equity of all the obligations to be performed by Mid-Cap Value Equity pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of itself and Mid-Cap Value Equity, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Trust is currently contractually obligated to pay for services provided to Mid-Cap Value Equity nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any, other than shall have been previously disclosed to Aurora.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP VALUE EQUITY

The obligations of Mid-Cap Value Equity to consummate the transactions provided for herein shall be subject, at its election, to the performance by Aurora of all the obligations to be performed by Aurora pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Trust, on behalf of itself and Aurora, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, Aurora shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Aurora shareholders all of Aurora’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Trust is currently contractually obligated to pay for services provided to Aurora or any material reduction in the fee waiver or expense reduction undertakings from those described in the most recent prospectus and statement of additional information of Aurora, other than in each case those previously described to Mid-Cap Value Equity.

7.4 The Trust, on behalf of Aurora, shall have taken all steps required to terminate all agreements to which Aurora is a party (other than this Agreement) and pursuant to which Aurora has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF

MID-CAP VALUE EQUITY, THE TRUST AND AURORA

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to Aurora, Mid-Cap Value Equity or the Trust on behalf of either Aurora or Mid-Cap Value Equity, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of Mid-Cap Value Equity or Aurora, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust on Form N-1A under the 1933 Act covering the sale of shares of Mid-Cap Value Equity shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against Aurora, the Trust or Mid-Cap Value Equity or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Trust on behalf of each of Aurora and Mid-Cap Value Equity shall have received an opinion of Sidley Austin LLP, special United States tax counsel to Mid-Cap Value Equtiy and Aurora, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of substantially all of the Assets of Aurora solely in exchange for Mid-Cap Value Equity Shares and the assumption by Mid-Cap Value Equity of the Stated Liabilities of Aurora followed by the distribution of Mid-Cap Value Equity Shares to Aurora Shareholders in complete dissolution and liquidation of Aurora, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Mid-Cap Value Equity and Aurora will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by Mid-Cap Value Equity upon the receipt of substantially all of the Assets of Aurora solely in exchange for Mid-Cap Value Equity Shares and the assumption by Mid-Cap Value Equity of the Stated Liabilities of Aurora except for any gain or loss that may be required to be recognized solely as a result of the close of Aurora’s taxable year due to the Reorganization;

(c) no gain or loss will be recognized by Aurora upon the transfer of substantially all of the Assets of Aurora to Mid-Cap Value Equity solely in exchange for Mid-Cap Value Equity Shares and the assumption by Mid-Cap Value Equity of the Stated Liabilities of Aurora or upon the distribution of Mid-Cap Value Equity Shares to Aurora Shareholders in exchange for such shareholders’ shares of Aurora in liquidation of Aurora;

(d) no gain or loss will be recognized by Aurora Shareholders upon the exchange of their Aurora shares solely for Mid-Cap Value Equity Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Mid-Cap Value Equity Shares received by each Aurora Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Aurora shares exchanged therefor by such shareholder;

(f) the holding period of Mid-Cap Value Equity Shares to be received by each Aurora Shareholder pursuant to the Reorganization will include the period during which Aurora shares exchanged therefor were held by such shareholder, provided such Aurora shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by Mid-Cap Value Equity will be the same as the tax basis of such Assets to Aurora immediately before the Reorganization except for certain adjustments that may be required to be made solely as a result of the close of Aurora’s taxable year due to the Reorganization; and

(h) the holding period of the Assets in the hands of Mid-Cap Value Equity will include the period during which those Assets were held by Aurora.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of Aurora and Mid-Cap Value Equity will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Mid-Cap Value Equity nor Aurora may waive the conditions set forth in this paragraph 8.5.

The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Aurora with respect to the recognition of any unrealized gain or loss for any asset that is required to be marked to market for U.S. federal income tax purposes upon termination of Aurora’s taxable year.

ARTICLE IX

EXPENSES

9.1 BlackRock Advisors, LLC shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Trust and Aurora in connection with the purchase and sale of assets and liquidation and dissolution of Aurora contemplated by the provisions of this Agreement, including all of its direct and indirect expenses and out-of-pocket costs and expenses incurred by it in connection with the preparation of the Registration Statement.

9.2 BlackRock Advisors, LLC shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Trust and Mid-Cap Value Equity in connection with the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the Trust and Mid-Cap Value Equity in connection with the preparation of the Registration Statement.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust, on behalf of Mid-Cap Value Equity and Aurora, represents that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 The Trust, on behalf of Mid-Cap Value Equity, or the Trust, on behalf of Aurora, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of Aurora, Mid-Cap Value Equity, the Trust, or the Board of Trustees, or their respective officers, to the other party or the Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust, on behalf of Mid-Cap Value Equity and on behalf of Aurora, as specifically authorized by the Board of Trustees.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “BlackRock Funds” and “Trustees of BlackRock Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of “BlackRock Funds” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Trust, on behalf of Aurora, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Anne F. Ackerley, President and Chief Executive Officer, or to the Trust, on behalf of Mid-Cap Value Equity, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Anne F. Ackerley, President and Chief Executive Officer, or to any other address that the Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDSSM on behalf of its portfolio, BLACKROCK AURORA PORTFOLIO

By:	/S/ ANNE F. ACKERLEY
Name: Anne F. Ackerley
Title: President

BLACKROCK FUNDSSM on behalf of its portfolio, BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO

By:	/S/ ANNE F. ACKERLEY
Name: Anne F. Ackerley
Title: President